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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 13, 2006

                                  Syntel, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Michigan
                 (State or Other Jurisdiction of Incorporation)

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
                 0-22903                                   38-2312018
        (Commission File Number)               (IRS Employer Identification No.)
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
         525 E. Big Beaver Road,
        Suite 300, Troy, Michigan                            48083
(Address of Principal Executive Offices)                   (Zip Code)

                                 (248) 619-2800
              (Registrant's Telephone Number, Including Area Code)

________________________________________________________________________________
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the follwing provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

On February 20, 2006, the Board of Directors of Syntel, Inc. (the "Company") increased the size of the Board from five to six members. Effective March 13, 2006, the Company's Board of Directors elected Paul Donovan to the Board to the fill the vacancy created by the increase in the size of the Board of Directors. Mr. Donovan, recently retired, had served as Executive Vice President and CIO for ING Americas since 1999. Prior to that he held several CIO/executive positions at Fidelity Investments. He has led a consulting practice at Coopers and Lybrand and was a founder and principal for a software and service company, Advanced Information Management Inc. Mr. Donovan will stand for election to the Board of Directors with the other director nominees at the Company's 2006 Annual Shareholder Meeting. The Board has not yet appointed Mr. Donovan to serve on any Board Committees.

Mr. Donovan is not a party to any arrangement or understanding pursuant to which he was selected as a director, nor is Mr. Donovan a party to any transaction, or series of transactions, required to be disclosed pursuant to Item 404(a) of Regulation S-K under the Securites Exchange Act of 1934.

A copy of the press release issued by the Company announcing Mr. Donovan's election to the Board is furnished as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

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
Exhibit
 Number
-------
  99.1    Press Release dated March 17, 2006.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Syntel, Inc.
                                        (Registrant)


Date March 17, 2006                     By /s/ Daniel M. Moore
                                           -------------------------------------
                                           Daniel M. Moore, Chief Administrative
                                           Officer


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EXHIBIT INDEX

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
Exhibit No.   Description
-----------   -----------
    99.1      Press Release dated March 17, 2006.
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